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                                                                Exhibit 10.37(c)


                           RESTRICTED STOCK AGREEMENT

                  This Restricted Stock Agreement (the "Agreement"), is entered into as of the Grant Date, by and between Hexcel Corporation, a Delaware corporation (the "Company"), and the Grantee.

                  Pursuant to the employment agreement entered into between the Company and the Grantee as of July 30, 2001 (the "Employment Agreement"), the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") has determined that the Grantee shall be granted shares of the Company's Common Stock (the "Restricted Shares") upon the terms and subject to the conditions hereinafter contained. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Hexcel Corporation Incentive Stock Plan (the "Plan").

                  1. NOTICE OF GRANT; INCORPORATION OF PLAN. A Notice of Grant is attached hereto as Annex A and incorporated by reference herein. Unless otherwise provided herein, capitalized terms used in this Agreement and defined in the Notice of Grant shall have the meanings ascribed to them in the Notice of Grant and capitalized terms used in this Agreement and defined in the Plan shall have the meanings ascribed to them in the Plan. Sections II, IV, and IX (other than Section IX(b)) - XIV of the Plan are incorporated by reference and made a part of this Agreement, and this Agreement shall be subject to the terms of such sections of the Plan, as such Sections of the Plan may be amended from time to time (provided that any such amendment of the Plan must be made in accordance with Section X of the Plan), as if the Restricted Shares granted herein constitute an Award within the meaning of the Plan. Notwithstanding the foregoing, the Restricted Shares are not granted under the Plan.

                  2. TERMS OF RESTRICTED STOCK. The grant of Restricted Shares provided in Section 1 hereof shall be subject to the following terms, conditions and restrictions:

                     (a) The Grantee's grant and record of ownership of the Restricted Shares shall be kept on the books of the Company, until the Restricted Shares have vested and the restrictions on transfer have lapsed pursuant to Section 3 below. Subject to Section 5 hereof, following such lapse unrestricted shares shall be evidenced by stock certificates, which certificates shall be registered in the name of the Grantee and transferred to the Grantee free of the restrictions set forth in Section 2(b) below. Except as set forth herein, the Grantee shall possess all incidents of ownership (including, without limitation, dividend and voting rights) in respect of the Restricted Shares unless such Restricted Shares are forfeited in accordance with Section 2(c) below.

                     (b) Except as provided in this Section 2 (b), the Restricted Shares and any interest therein may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, prior to the distribution of the Common Stock in
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respect of such Restricted Shares and subject to the conditions set forth in this Agreement. Any attempt to transfer Restricted Shares in contravention of this Section shall be void AB INITIO. Restricted Shares shall not be subject to execution, attachment or other process. Notwithstanding the foregoing, the Grantee shall be permitted to transfer Restricted Shares to members of his immediate family (I.E., children, grandchildren or spouse), trusts for the benefit of such family members, and partnerships whose only partners are such family members; provided, however, that no consideration can be paid for the transfer of the Restricted Shares and the transferee of the Restricted Shares shall be subject to all conditions applicable to the Restricted Shares (including all of the terms and conditions of this Agreement) prior to transfer.

                     (c) For purposes of the grant hereunder, any transfer of employment by the Grantee among the Company and its Subsidiaries shall not be considered a termination of employment. If the Grantee's employment with the Company is terminated for any reason other than death, Disability (as defined in the Employment Agreement), termination of employment by the Company without Cause (as defined in the Employment Agreement) or termination by the Grantee for Good Reason (as defined in the Employment Agreement), all of the Restricted Shares which have not vested and with respect to which the restrictions on transfer set forth in Section 2(b) hereof have not yet lapsed in accordance with
Section 3 below, shall be forfeited by the Grantee and shall be cancelable by the Company without further action by Grantee.

                  3. VESTING OF RESTRICTED SHARES. Twenty percent (20%) of the Restricted Shares shall vest (and the restrictions on transfer with respect thereto set forth in Section 2(b) hereof shall lapse) on March 31, 2002 and the remaining eighty percent (80%) of the Restricted Shares shall vest (and the restrictions on transfer with respect thereto set forth in Section 2(b) hereof shall lapse) on March 31, 2003. Notwithstanding the foregoing, all Restricted Shares shall vest (and the restrictions on transfer with respect thereto set forth in Section 2(b) hereof shall lapse) on the earliest to occur of (a) the termination of the Grantee's employment with the Company by reason of death, Disability, termination of employment by the Company without Cause or termination by the Grantee for Good Reason or (b) the occurrence of a Change in Control (as defined in the Employment Agreement).

                  4.       EQUITABLE ADJUSTMENT.

                           The aggregate number of Restricted Shares shall be
proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without the receipt of consideration by the Company, or other change in corporate or capital structure. The Committee shall also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent reasonably necessary or desirable to preserve the intended benefits under this Agreement in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction involving the Company.


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                  5. LEGEND ON CERTIFICATES. Any certificates issued for
unrestricted shares shall be inscribed with the following legend (in addition to any other legend or legends required under applicable federal and state securities laws):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER FEDERAL, STATE, LOCAL OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS
                  (1) SO REGISTERED UNDER APPLICABLE SECURITIES LAWS OR (2) SUCH OFFER, SALE, TRANSFER OR DISPOSITION IS EXEMPT FROM REGISTRATION UNDER APPLICABLE SECURITIES LAWS.

                  6. TAXES. The Grantee shall pay to the Company promptly upon request any taxes the Company reasonably determines it is required to withhold under applicable tax laws with respect to the Restricted Shares or the vesting thereof. Such payment shall be made as provided in Section IX(f) of the Plan.

                  7. NO GUARANTEE OF EMPLOYMENT. Nothing set forth herein or in the Plan shall confer upon the Grantee any right of continued employment for any period by the Company, or shall interfere in any way with the right of the Company to terminate such employment.

                  8. NOTICES. Any notice required or permitted under this Agreement shall be given as provided in Section 13 of the Employment Agreement.

                  9. FAILURE TO ENFORCE NOT A WAIVER. The failure of either party hereto to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

                  10. GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

                  11. RESOLUTION OF DISPUTES. Any disputes arising under or in connection with this Agreement shall be resolved by binding arbitration in accordance with the provisions of Section 17 of the Employment Agreement, including the provisions for advancement of legal fees of the Grantee.

                  12. ADDITIONAL COVENANTS.

                      (a) All Restricted Shares shall be (i) when issued, duly authorized, (ii) when issued, validly issued, fully paid and non-assessable,
(iii) as soon as practicable following their issuance, registered for purchase by the Grantee from the Company under Federal and state securities laws (and the


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Restricted Shares shall remain so registered for so long as the shares remain subject to the restrictions set forth in Section 2(b) above) and (iv) when issued, listed, or otherwise qualified, for trading in the United States on each national securities exchange or national securities market system on which the Company's Common Stock is listed or qualified.

                     (b) The Company represents and warrants that (i) it is fully authorized by its Board or the Committee (and by any person or body whose action is required) to enter into this Agreement and to perform its obligations under it, (ii) the execution, delivery and performance of this Agreement by the Company does not violate any applicable law, regulation, order, judgment or decree or any agreement, plan or corporate governance document of the Company or any agreement among holders of its shares and (iii) upon execution and delivery of this Agreement by the Company and the Grantee, this Agreement shall be the valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by the inapplicability of equitable remedies in certain circumstances.

                     (c) This Agreement shall inure to the benefit of and be binding upon the Company and its successors. It shall not be assignable except in connection with the sale or other disposition of all or substantially all of the assets or business of the Company, whether by merger, consolidation or otherwise.

                  13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original but all of which together shall represent one and the same agreement.

                  14. MISCELLANEOUS. This Agreement may be amended, modified or changed only by a written instrument executed by the Grantee and the Company. No provision of this Agreement may be waived except by a writing executed and delivered by the party sought to be charged. Any such written waiver will be effective only with respect to the event or circumstance described therein and not with respect to any other event or circumstance, unless such waiver expressly provides to the contrary. This Agreement, including the provisions of the Plan incorporated herein by reference, and the Employment Agreement contain the entire agreement between the parties relating to the subject matter hereof. The section headings herein are intended for reference only and shall not affect the interpretation hereof.


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                                     ANNEX A

                               NOTICE OF GRANT OF
                                RESTRICTED STOCK

         The following employee of Hexcel Corporation, a Delaware corporation, or a Subsidiary, has been granted Restricted Shares in accordance with the terms of this Notice of Grant and the Agreement to which this Notice of Grant is attached.

         The terms below shall have the meanings ascribed to them below when used in the Agreement.

Grantee                                          David E. Berges

Address of Grantee                               c/o Hexcel Corporation

Employee Number

Employee ID Number

Foreign Sub Plan, if applicable

Grant Date                                       July 30, 2001

Aggregate Number of Restricted Shares            90,000
Granted


         IN WITNESS WHEREOF, the parties hereby agree to the terms of this Notice of Grant and the Agreement to which this Notice of Grant is attached and execute this Notice of Grant and the Agreement as of the Grant Date.

 /s/ David E. Berges                            HEXCEL CORPORATION
----------------------------
David E. Berges

                                                      By: /s/ Ira J. Krakower
                                                         -----------------------
                                                         Ira J. Krakower
                                                         Senior Vice President


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